UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
___________

FORM 8-K/A
(Amendment No. 2)
___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2007

Commission file number 333-132056

Mill Basin Technologies, Ltd.
 (Exact name of small business issuer as specified in its charter)

Nevada	20-4078899
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

850 Third Avenue, Suite 1801, New York, NY 10022
(Address of principal executive offices)

(646) 218-1400
(Issuer's telephone number)

Pinewood Imports, Ltd., 1611 Gate Creek Drive, Pearland, TX 77258
(Former name, former address and former fiscal year, If changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

1.  Previous Independent Registered Public Accounting Firm.

A. On January 17, 2007, Mill Basin Technologies, Ltd. (“Registrant”) dismissed its independent registered public accounting firm, Most & Company, LLP (“Mostco”), as the accountant responsible for the Registrants is no longer associated with Mostco..

B.  The reports of Mostco on the financial statements of the Registrant for the fiscal years ended November 30, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than an explanatory paragraph as to the Registant’s ability to continue as a going concern.

C. The decision to change independent registered public accounting firms was approved by the members of the Board of Directors of the Registrant.

D. During the Registrant’s two most recent fiscal years and the subsequent interim periods through January 17, 2007, there were no disagreements with Mostco on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mostco, would have caused it to make reference thereto in its reports on the financial statements for such years.

E. The Registrant provided Mostco with a copy of this Current Report and requested that it furnish the Registrant with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

 2.  New Independent Registered Public Accounting Firm.

The Registrant has engaged Li & Company, PC as its new independent certified public accounting firm to audit the Registrant’s financial statements effective January 17, 2007. Prior to such engagement, the Registrant did not consult such firm on any of the matters referenced in Regulation S-B Item 304(a)(2).

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired: None
(b) Pro-Forma Financial Statements: None
(c) Exhibits

Exhibit No.	Description

16.1	Letter of Most & Company, LLP dated March 9, 2007 to the Securities & Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mill Basin Technologies, Ltd. (Registrant)

Date: March 15, 2007	By:	/s/ Richard Rosenblum
Richard Rosenblum Chief Executive Officer